Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact: Bernard H. Clineburg,
Tysons Corner, Virginia	Chairman & Chief Executive Officer
July 23, 2008	or
Mark Wendel,
EVP & Chief Financial Officer
703-584-3400

CARDINAL REPORTS ASSET QUALITY CONTINUES TO BE EXCEPTIONAL
Capital Remains Strong; Net Interest Margin Improves

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported earnings of $2.1 million and $4.1 million, equivalent to $0.08 and $0.16 per diluted share, for the three and six month periods ended June 30, 2008, respectively, excluding a one time nonrecurring net expense incurred during the current quarter of $1.8 million pretax, or $1.2 million after tax, related to a settlement agreement between its mortgage subsidiary and one of its major mortgage investors.  After the one time expense, the Company reported GAAP net income of $874 thousand, or $0.04 per diluted share, for the current quarter.   This compares to net income of $1.9 million, or $0.08 per diluted share, for the same period of 2007.

Selected Highlights

•                  Asset quality continues to be exceptional and is one of the best in the industry.  The bank had no nonaccrual loans or other real estate owned at period-end, and net loan charge offs during the quarter were only 0.06% of loans outstanding.  The allowance for loan losses increased from 1.12% to 1.16% of total loans held for investment and the provision for loan losses increased to $769 thousand versus $475 thousand compared to the same quarter last year.

•                  The net interest margin increased to 2.85% from 2.64% compared to the year ago quarter. Net interest income increased to $11.0 million from $10.2 million. From the first quarter 2008, the net interest margin improved by 16 basis points.

•                  The bank’s loan portfolio grew 15% compared to a year ago. Mortgage loans “held for sale” decreased by 56%. Consolidated assets at period-end were $1.73 billion versus $1.69 billion at March 31, 2008.

•                  The Company continues to be “well-capitalized” exceeding all regulatory standards.

For the quarter ended June 30, 2008, net income from commercial banking operations was $2.7 million versus $1.8 million for the same quarter in 2007.  The increase is primarily a result of improved net interest income.  The bank has maintained a balance sheet position that favored decreases in interest rates. Additionally, the quality of the Bank’s loan portfolio has remained among the industry leaders.

The one time nonrecurring settlement expense between George Mason Mortgage, LLC, (“GMM”), a mortgage banking subsidiary of Cardinal Bank, and one of its major mortgage correspondents related to the loan purchase arrangement between such parties.  Generally, the settlement agreement provided for the release of known and unknown claims by the correspondent in exchange for a $2.8 million payment to the correspondent.  GMM also entered into similar agreements with certain third party mortgage companies relating to loan purchase agreements between such parties.  These settlement agreements provided for a total payment of $1.0 million to GMM by those third party mortgage companies.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“As evidenced by the quality of the bank’s loan portfolio, we have and will continue to adhere to our consistent and prudent credit underwriting practices ensuring we operate a safe and sound financial institution.  The economic conditions are challenging and we are not immune to what is happening in the mortgage industry but have taken steps to significantly reduce our exposure.  We believe our approach to building quality long term customer relationships will continue to strengthen Cardinal today and in the future.

We are well positioned as a safe and sound bank to help the consumers and businesses in the communities we serve while staying true to our shareholders by maximizing the strength and value of the Cardinal franchise.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.73 billion at June 30, 2008, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, with seven offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries

Summary Statements of Condition

June 30, 2008,  December 31, 2007 and June 30, 2007

(Dollars in thousands)

	(Unaudited)		(Unaudited)	% Change
	June 30, 2008	December 31, 2007	June 30, 2007	Current Year	Year Over Year
Cash and due from banks	$18,731	$20,622	$17,034	-9.2%	10.0%
Federal funds sold	11,299	1,799	8,549	528.1%	32.2%

Investment securities available-for-sale	318,015	285,998	285,996	11.2%	11.2%
Investment securities held-to-maturity	55,550	78,948	88,497	-29.6%	-37.2%
Total investment securities	373,565	364,946	374,493	2.4%	-0.2%

Other investments	16,383	14,188	11,221	15.5%	46.0%
Loans held for sale	156,077	170,487	352,927	-8.5%	-55.8%

Loans receivable, net of fees	1,070,754	1,039,684	928,648	3.0%	15.3%
Allowance for loan losses	(12,390)	(11,641)	(10,358)	6.4%	19.6%
Loans receivable, net	1,058,364	1,028,043	918,290	2.9%	15.3%

Premises and equipment, net	17,418	18,463	19,617	-5.7%	-11.2%
Goodwill and intangibles, net	17,113	17,239	17,366	-0.7%	-1.5%
Bank-owned life insurance	32,891	32,316	31,503	1.8%	4.4%
Other assets	24,492	21,928	26,888	11.7%	-8.9%

TOTAL ASSETS	$1,726,333	$1,690,031	$1,777,888	2.1%	-2.9%

Non-interest bearing deposits	$138,524	$123,994	$139,178	11.7%	-0.5%
Interest bearing deposits	975,069	972,931	1,046,655	0.2%	-6.8%
Total deposits	1,113,593	1,096,925	1,185,833	1.5%	-6.1%

Other borrowed funds	425,495	400,060	371,617	6.4%	14.5%
Mortgage funding checks	7,912	9,403	33,888	-15.9%	-76.7%
Escrow liabilities	1,423	1,016	2,990	40.1%	-52.4%
Other liabilities	18,308	23,164	28,722	-21.0%	-36.3%

Shareholders’ equity	159,602	159,463	154,838	0.1%	3.1%

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,726,333	$1,690,031	$1,777,888	2.1%	-2.9%

Cardinal Financial Corporation and Subsidiaries

Summary Income Statements

Three and Six Months Ended June 30, 2008 and 2007

(Dollars in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2008	2007	% Change	2008	2007	% Change
Net interest income	$11,045	$10,232	7.9%	$21,379	$20,068	6.5%
Provision for loan losses	(769)	(475)	61.9%	(1,089)	(755)	44.2%
Net interest income after provision for loan losses	10,276	9,757	5.3%	20,290	19,313	5.1%

Service charges on deposit accounts	535	502	6.6%	1,062	968	9.7%
Loan service charges	354	436	-18.8%	664	822	-19.2%
Investment fee income	922	1,111	-17.0%	1,823	2,135	-14.6%
Realized and unrealized gains on mortgage banking activities	1,576	2,435	-35.3%	3,893	5,065	-23.1%
Management fee income	302	348	-13.2%	386	670	-42.4%
Other non-interest income	686	477	43.8%	1,159	959	20.9%
Total non-interest income	4,375	5,309	-17.6%	8,987	10,619	-15.4%

Net interest income and non-interest income	14,651	15,066	-2.8%	29,277	29,932	-2.2%

Salaries and benefits	5,493	6,049	-9.2%	11,495	12,645	-9.1%
Occupancy	1,377	1,337	3.0%	2,776	2,627	5.7%
Depreciation	593	797	-25.6%	1,239	1,597	-22.4%
Data processing	413	355	16.3%	855	699	22.3%
Telecommunications	252	286	-11.9%	486	578	-15.9%
Settlement with mortgage correspondent	1,800	—	100.0%	1,800	—	100.0%
Other operating expense	3,711	3,484	6.5%	6,810	6,526	4.4%
Total non-interest expense	13,639	12,308	10.8%	25,461	24,672	3.2%
Net income before income taxes	1,012	2,758	-63.3%	3,816	5,260	-27.5%
Provision for income taxes	138	816	-83.1%	900	1,553	-42.0%
NET INCOME	$874	$1,942	-55.0%	$2,916	$3,707	-21.3%

Earnings per common share - basic	$0.04	$0.08	-54.9%	$0.12	$0.15	-21.2%
Earnings per common share - diluted	$0.04	$0.08	-54.8%	$0.12	$0.15	-20.9%
Weighted-average common shares outstanding - basic	24,370,905	24,448,103	-0.3%	24,426,234	24,478,817	-0.2%
Weighted-average common shares outstanding - diluted	24,858,450	24,975,595	-0.5%	24,867,818	25,000,523	-0.5%

Reconciliation of Non-GAAP measures:

GAAP net income reported above	$874	$1,942		$2,916	$3,707
After tax impact on:
- Settlement with mortgage correspondent	1,179	—		1,179	—

Operating earnings, excluding nonrecurring expenses reported above:	$2,053	$1,942	5.7%	$4,095	$3,707	10.5%

Operating earnings per common share - diluted (excluding nonrecurring
expenses reported above)	$0.08	$0.08	6.2%	$0.16	$0.15	11.1%

Cardinal Financial Corporation and Subsidiaries

Selected Financial Information

(Dollars in thousands, except per share data and ratios)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Income Statements:
Interest income	$22,177	$25,048	$45,331	$48,993
Interest expense	11,132	14,816	23,952	28,925
Net interest income	11,045	10,232	21,379	20,068
Provision for loan losses	769	475	1,089	755
Net interest income after provision for loan losses	10,276	9,757	20,290	19,313
Non-interest income	4,375	5,309	8,987	10,619
Non-interest expense	13,639	12,308	25,461	24,672
Net income before income taxes	1,012	2,758	3,816	5,260
Provision for income taxes	138	816	900	1,553
Net income	$874	$1,942	$2,916	$3,707

	June 30, 2008	June 30, 2007
Balance Sheet Data:
Total assets	$1,726,333	$1,777,888
Loans receivable, net of fees	1,070,754	928,648
Allowance for loan losses	(12,390)	(10,358)
Loans held for sale	156,077	352,927
Total investment securities	373,565	374,493
Total deposits	1,113,593	1,185,833
Other borrowed funds	425,495	371,617
Total shareholders’ equity	159,602	154,838

Common shares outstanding	24,107	24,250

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
Selected Average Balances:
Total assets	$1,652,870	$1,646,822	$1,644,318	$1,630,399
Loans receivable, net of fees	1,052,938	894,360	1,047,954	874,617
Allowance for loan losses	(12,005)	(10,022)	(11,903)	(9,884)
Loans held for sale	141,583	302,075	140,459	275,665
Total investment securities	328,767	349,371	332,257	343,510
Interest earning assets	1,569,702	1,565,432	1,560,532	1,547,734
Total deposits	1,122,712	1,195,067	1,118,898	1,215,709
Other borrowed funds	347,775	272,844	343,719	236,486
Total shareholders’ equity	163,385	158,155	162,374	157,576
Weighted Average:
Common shares outstanding - basic	24,371	24,448	24,426	24,479
Common shares outstanding - diluted	24,858	24,976	24,868	25,001

Per Common Share Data:
Basic net income	$0.04	$0.08	$0.12	$0.15
Fully diluted net income	0.04	0.08	0.12	0.15
Book value	6.62	6.39	6.62	6.39
Tangible book value (1)	6.00	5.85	6.00	5.85

Performance Ratios:
Return on average assets	0.21%	0.47%	0.35%	0.45%
Return on average equity	2.14%	4.91%	3.59%	4.71%
Net interest margin (2)	2.85%	2.64%	2.77%	2.62%
Efficiency ratio (3)	76.78%	79.20%	77.92%	80.40%
Non-interest income to average assets	1.06%	1.29%	1.09%	1.30%
Non-interest expense to average assets	3.30%	2.99%	3.10%	3.03%

Asset Quality Data:
Annualized net charge-offs to average loans receivable, net of fees			0.06%	0.01%
Nonaccrual loans to loans receivable, net of fees			0.00%	0.05%
Nonaccrual loans to total assets			0.00%	0.03%
Allowance for loan losses to loans receivable, net of fees			1.16%	1.12%
Allowance for loan losses to nonperforming loans			0.00%	2071.6%

Capital Ratios:
Tier 1 risk-based capital			11.95%	12.20%
Total risk-based capital			12.87%	13.00%
Leverage capital ratio			10.06%	9.93%

(1)          Tangible book value is calculated as total shareholders’ equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.

(2)          Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 34%.

(3)          Efficiency ratio is calculated as total non-interest expense (less nonrecurring expense) divided by the total of net interest income and non-interest income.

Cardinal Financial Corporation and Subsidiaries

Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities

Three and Six Months Ended June 30, 2008 and 2007

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	June 30, 2008		June 30, 2007		June 30, 2008		June 30, 2007
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees (1)
Commercial and industrial	$126,374	5.96%	$108,566	7.60%	$131,455	6.45%	$106,001	7.57%
Real estate - commercial	428,435	6.55%	353,679	6.70%	422,046	6.57%	339,127	6.64%
Real estate - construction	191,377	5.85%	160,565	8.40%	191,130	6.30%	160,456	8.42%
Real estate - residential	213,725	5.58%	199,420	5.48%	212,845	5.62%	198,605	5.45%
Home equity lines	90,352	4.66%	64,210	7.39%	87,761	5.06%	64,019	7.40%
Consumer	2,675	5.85%	7,920	8.28%	2,717	6.59%	6,409	8.08%
Total loans	1,052,938	5.99%	894,360	6.90%	1,047,954	6.18%	874,617	6.87%

Loans held for sale	141,583	5.52%	302,075	7.04%	140,459	5.81%	275,665	7.04%
Investment securities - trading	—	0.00%	—	0.00%	—	0.00%	22	4.58%
Investment securities - available-for-sale (1)	269,136	5.31%	257,238	4.91%	267,192	5.22%	249,354	4.85%
Investment securities - held-to-maturity	59,631	4.21%	92,133	4.17%	65,065	4.23%	94,134	4.17%
Other investments	15,066	5.72%	9,985	5.99%	14,840	5.84%	9,360	5.91%
Federal funds sold (1)	31,348	2.29%	9,641	5.75%	25,022	2.54%	44,582	5.26%
Total interest-earning assets	1,569,702	5.69%	1,565,432	6.43%	1,560,532	5.84%	1,547,734	6.36%

Non-interest earning assets:
Cash and due from banks	6,710		6,883		7,671		8,130
Premises and equipment, net	17,743		19,989		18,011		20,084
Goodwill and intangibles, net	17,147		17,401		17,180		17,435
Accrued interest and other assets	53,573		47,139		52,827		46,900
Allowance for loan losses	(12,005)		(10,022)		(11,903)		(9,884)

TOTAL ASSETS	$1,652,870		$1,646,822		$1,644,318		$1,630,399

Interest-bearing liabilities:
Interest-bearing deposits	$997,955	3.16%	$1,070,945	4.40%	$995,315	3.48%	$1,091,863	4.40%
Other borrowed funds	347,775	3.77%	272,844	4.52%	343,719	3.95%	236,486	4.36%
Total interest-bearing liabilities	1,345,730	3.32%	1,343,789	4.42%	1,339,034	3.60%	1,328,349	4.39%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	124,757		124,122		123,583		123,846
Other liabilities	18,998		20,756		19,327		20,628

Shareholders’ equity	163,385		158,155		162,374		157,576

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,652,870		$1,646,822		$1,644,318		$1,630,399

NET INTEREST MARGIN (1)		2.85%		2.64%		2.77%		2.62%

(1)          The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 34%.

Cardinal Financial Corporation and Subsidiaries

Segment Reporting at and for the Three and Six Months Ended June 30, 2008 and 2007

(Dollars in thousands)

(Unaudited)

At and for the Three Months Ended June 30, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$10,437	$884	$—	$(276)	$—	$11,045
Provision for loan losses	605	164	—	—	—	769
Non-interest income	1,358	2,088	922	7	—	4,375
Non-interest expense	7,355	4,694	844	746	—	13,639
Provision for income taxes	1,105	(649)	27	(345)	—	138
Net income (loss)	$2,730	$(1,237)	$51	$(670)	$—	$874
Reconciliation of Non-GAAP measures:
After tax impact on:
- Settlement with mortgage correspondent	$—	$1,179	$—	$—	$—	$1,179
Operating earnings, excluding nonrecurring expenses reported above	$2,730	$(58)	$51	$(670)	$—	$2,053

Average Assets	$1,645,803	$147,394	$3,630	$178,222	$(322,179)	$1,652,870

At and for the Three Months Ended June 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,720	$801	$—	$(289)	$—	$10,232
Provision for loan losses	475	—	—	—	—	475
Non-interest income	1,027	3,159	1,111	12	—	5,309
Non-interest expense	7,671	3,155	863	619	—	12,308
Provision for income taxes	851	288	(14)	(309)	—	816
Net income (loss)	$1,750	$517	$262	$(587)	$—	$1,942

Average Assets	$1,636,066	$303,576	$4,460	$172,103	$(469,383)	$1,646,822

At and for the Six Months Ended June 30, 2008:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$20,390	$1,632	$—	$(643)	$—	$21,379
Provision for loan losses	925	164	—	—	—	1,089
Non-interest income	2,423	4,723	1,822	19	—	8,987
Non-interest expense	15,069	7,250	1,716	1,426	—	25,461
Provision for income taxes	1,923	(364)	38	(697)	—	900
Net income (loss)	$4,896	$(695)	$68	$(1,353)	$—	$2,916
Reconciliation of Non-GAAP measures:
After tax impact on:
- Settlement with mortgage correspondent	$—	$1,179	$—	$—	$—	$1,179
Operating earnings, excluding nonrecurring expenses reported above	$4,896	$484	$68	$(1,353)	$—	$4,095

Average Assets	$1,635,886	$145,197	$3,677	$177,964	$(318,406)	$1,644,318

At and for the Six Months Ended June 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$19,086	$1,552	$—	$(570)	$—	$20,068
Provision for loan losses	755	—	—	—	—	755
Non-interest income	2,025	6,435	2,135	24	—	10,619
Non-interest expense	15,160	6,347	1,904	1,261	—	24,672
Provision for income taxes	1,650	587	(61)	(623)	—	1,553
Net income (loss)	$3,546	$1,053	$292	$(1,184)	$—	$3,707

Average Assets	$1,617,736	$278,475	$4,900	$167,955	$(438,667)	$1,630,399